UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 9, 2019

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6480 Via Del Oro

San Jose, California 95119

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EXTR	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On August 9, 2019, Extreme Networks, Inc. (“Extreme” or the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that the Company had completed its acquisition of Aerohive Networks, Inc., (“Aerohive”), pursuant to that certain definitive Agreement and Plan of Merger, dated as of June 26, 2019, by and among the Company, Aerohive and the other parties thereto.

This Amendment No. 1 to the Original 8-K (this “Amendment”) is being filed for the purpose of satisfying the Company’s undertaking to file the historical and pro forma financial information required by Item 9.01 of Form 8-K, and this Amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The audited consolidated balance sheets of Aerohive as of December 31, 2018 and 2017, the related audited consolidated statements of operations, comprehensive loss, stockholders’ equity and cash flows for the three year period ended December 31, 2018, and the notes thereto, including the related report of the independent registered public accounting firm thereon, contained in the Annual Report on Form 10-K filed by Aerohive on March 1, 2019 are incorporated by reference herein.

The unaudited consolidated balance sheet of Aerohive as of June 30, 2019, the related unaudited consolidated statements of operations, comprehensive loss, stockholders’ equity and cash flows for Aerohive for the six months ended June 30, 2019 and June 30, 2018, and the notes thereto, contained  in the Quarterly Report on Form 10-Q filed by Aerohive on July 30, 2019 are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information with respect to the Company’s acquisition of Aerohive Networks, Inc. is filed as Exhibit 99.1 to this report and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
23.1 99.1

Consent of Deloitte and Touche LLP

Unaudited pro forma condensed combined financial statements of the Company, which include a pro forma condensed combined balance sheet as of June 30, 2019 and pro forma condensed combined statements of operations for the year ended June 30, 2019, with respect to the Company’s acquisition of Aerohive Networks, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2019

EXTREME NETWORKS, INC.

By:	/s/ REMI THOMAS
Remi Thomas
Executive Vice President, Chief Financial Officer (Principal Accounting Officer)